CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Coffee Pacifica, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the quarter ending June 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Rhonda Penner-Dunlop, Chief Financial Officer, of the Company, certify, pursuant to Sect. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sect. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 17, 2006

By:	/s/ Rhonda Penner-Dunlop
Rhonda Penner-Dunlop Chief Financial Officer